UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016 (March 22, 2016)

CENTENE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd., St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously disclosed, Centene Corporation (“Centene”) entered into an Agreement and Plan of Merger, dated as of July 2, 2015 (the “Merger Agreement”), by and among Centene, Health Net, Inc., a Delaware corporation (“Health Net”), Chopin Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Centene (“Merger Sub I”), and Chopin Merger Sub II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Centene (“Merger Sub II” and, together with Centene and Merger Sub I, the “Applicant”), pursuant to which Merger Sub I will merge with and into Health Net (the “Merger”), with Health Net surviving the Merger as the surviving corporation (the “Surviving Corporation”) and, immediately following the Merger, the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and, together with the Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as the final surviving corporation, subject to the terms and conditions set forth in the Merger Agreement.

CDI Approval

On March 22, 2016, the California Department of Insurance (“CDI”) announced that it had issued an order approving the change in control of Health Net Life Insurance Company (“HNLIC”), a wholly owned subsidiary of Health Net (the “CDI Approval Order”). This change of control will occur upon the completion of the Mergers. The CDI Approval Order was issued in connection with the Applicant’s application (known as a “Form A”) that the Applicant previously filed with CDI in connection with the Mergers.

In connection with the Form A, Centene, Health Net, HNLIC and, with respect to select provisions, Health Net of California, Inc. (collectively, the “Companies”) executed a “Stipulation and Undertakings” with CDI (the “CDI Undertakings”). A copy of the CDI Undertakings, excluding the Confidential Appendix thereto which modifies and supplements certain of the undertakings, is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The CDI Undertakings contain various commitments by the Companies that will be effective upon completion of the Mergers, including, but not limited to, the following:

•	Merger Costs (as defined in the CDI Undertakings) and Director and Executive Officer Compensation (as defined in the CDI Undertakings) will not be factored into premiums, co-payments, deductible amounts and other similar types of costs charged to policyholders of HNLIC;

•	HNLIC will not pay any dividends or other similar distributions if such actions would cause HNLIC’s Total Adjusted Capital (as defined in the CDI Undertakings) to be less than the Agreed Minimum RBC Level;

•	Centene will provide capital support to HNLIC as necessary for HNLIC to maintain the Agreed Minimum RBC Level;

•	The Companies will increase the number of covered lives in HNLIC’s California health insurance products;

•	Subject to certain limited exceptions, the Companies will not apply to transfer the state of domicile of HNLIC outside of California;

•	The Chief Executive Officer/President of HNLIC and the senior executives of HNLIC who have primary day-to-day responsibility for Local Functions (as defined in the CDI Undertakings) will maintain their primary offices in California;

•	HNLIC will maintain the National Committee for Quality Assurance (“NCQA”) accreditation for all of its health insurance products currently subject to such accreditation and will submit to the accreditation process with NCQA for its off-exchange EPO and PPO health insurance products;

•	For each plan type and accredited product offered in California, HNLIC will improve, year over year, the applicable Total HEDIS Score (as defined in the CDI Undertakings) by at least 0.8 per year on an annual rolling average basis, and will improve the applicable Total HEDIS Score to at least 26.7 as of the Score issued in 2020. Failure of HNLIC to improve its quality scores for a particular reporting year will result in it being required to reinvest in its business operations (with the objective of improving or, if applicable, maintaining its Total HEDIS Score) an amount not exceeding $2 million in the immediately following calendar year based on a calculation specified in the CDI Undertakings;

•	HNLIC will maintain compliance with the requirements for provider network adequacy under California’s insurance laws and will comply with certain other provider network related undertakings;

•	HNLIC will use reasonable best efforts to keep premium rate increases to a minimum. For any HNLIC premium rate increase deemed unreasonable or unjustified by CDI, HNLIC agrees to meet and confer with CDI and make a good faith attempt to resolve any differences regarding the premium rate increase;

•	HNLIC’s practices and methodologies for determining premium rates for its health insurance products after the Merger will not materially vary from HNLIC’s pre-Merger practices and methodologies;

•	HNLIC’s practices and methodologies for determining its health insurance product portfolio and health insurance plan designs in California and premium rates after the Merger will not materially vary from HNLIC’s pre-Merger practices and methodologies;

•	The Companies will comply with the reporting obligations set forth in the CDI Undertakings, including annual certifications to CDI attesting that since the closing of the Mergers or, if a certification was previously filed with CDI, since the last certification, the Companies have complied with each undertaking;

•	In addition to the $10 million HNLIC has invested through the California Organized Investment Network (COIN) as of December 31, 2015, the Companies will invest an additional $30 million, for a total of $40 million, through COIN over the next five (5) year period commencing on the close of the Mergers; and

•	Centene will build a service center in an economically distressed community in California employing at least 300 people. Centene will invest $200 million over ten (10) years in support of building the service center and creating new jobs.

The commitments set forth in the CDI Undertakings are subject to the enforcement mechanisms established in Undertaking 21 of the CDI Undertakings.

The CDI Undertakings will become effective on the closing date of the Merger and, except as expressly set forth otherwise with respect to one or more particular undertakings or provisions, will remain in full force and effect until the earlier of (i) five (5) years ending on the fifth anniversary of the closing date of the Merger, (ii) the date on which Centene ceases to maintain a majority of voting power, direct or indirect, over HNLIC, as established by CDI approving a Form A authorizing a change of control or a divestiture or (iii) the date terminated with the written consent of the California Insurance Commissioner.

DMHC Approval

On March 22, 2016, the California Department of Managed Health Care (“DMHC”) announced that it had issued orders approving the change of control of Health Net of California, Inc. (“HNCA”), Health Net Community Solutions, Inc. (“HNCS”) and Managed Health Network (“MHN” and, together with HNCA and HNCS, the “Knox-Keene Entities”), each a wholly owned subsidiary of Health Net (the “DMHC Approval Orders”). This change of control will occur upon the completion of the Merger. The DMHC Approval Orders were issued in connection with applications (known as “Notices of Material Modification”) that the Knox-Keene Entities previously filed with DMHC in connection with the Mergers.

In connection with the Notices of Material Modification, Centene, Health Net, the Knox-Keene Entities and California Health & Wellness Plan, a wholly owned subsidiary of Centene and Knox-Keene licensed entity (“CHWP” and, together with Centene, Health Net and the Knox-Keene Entities, the “Companies”), executed “Undertakings” with DMHC (the “DMHC Undertakings” and together with the CDI Undertakings, the “Undertakings”). A copy of the DMHC Undertakings is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The DMHC Undertakings contain various commitments by the Companies that will be effective upon completion of the Mergers, including but not limited to, the following:

•	All of the executive compensation by reason of the Merger will be the responsibility of Centene, except for severance payments required to be made in connection with the Merger, which will be the responsibility of Health Net, and no such amounts, directly or indirectly, will be the obligation of the Knox-Keene Entities;

•	The Knox-Keene Entities will not declare or pay dividends or make similar type distributions if such actions would result in any of the Knox-Keene Entities falling below certain financial reserve thresholds;

•	The premiums payable by HNCA and MHN enrollees (including copayments and deductibles) will not increase as a result of costs incurred in financing, analyzing and/or consummating the Merger;

•	HNCA and MHN practices and methodologies for determining premium rates in the California market after the Mergers will not materially vary from HNCA and MHN pre-Merger practices and methodologies;

•	HNCA and MHN practices and methodologies for determining products and benefit designs in the California health plan market after the Mergers will not materially vary from HNCA and MHN pre-Merger practices and methodologies;

•	No debt ratings factor relating to the indebtedness that Centene has incurred to finance the Merger will be included in HNCA and MHN’s premium practices and methodologies post-Merger;

•	HNCA will make every effort to keep premium rate increases to a minimum. For any HNCA premium rate increase deemed unreasonable or unjustified by DMHC, HNCA will meet and confer with DMHC and make a good faith attempt to resolve any differences regarding the premium rate increase;

•	Key functions and operations performed by Health Net in California pre-Merger, including maintaining Health Net’s headquarters, will remain in California;

•	HNCA and MHN will continue to make all commercially reasonable efforts in good faith to operate as an ongoing, economically viable and active competitor in the individual, small and large group commercial markets in California;

•	The Knox-Keene Entities will take all reasonable steps in good faith to preserve and maintain the value and goodwill of the Knox-Keene Entities and their products in California.

•	The Companies will work to improve enrollee quality of care measures through rating and oversight programs under DMHC, Department of Health Care Services and Office of the Patient Advocate.

•	The Companies will provide reports to the DMHC to demonstrate compliance with the Undertakings;

•	Centene will contribute $65 million to improve enrollee health outcomes, support locally-based consumer assistance programs and strengthen the health care delivery system. In addition to the $65 million, Centene will invest $75 million in California’s health care infrastructure for underserved communities or populations throughout California in need of such capital;

•	Same as the commitment made under the CDI Undertakings, Centene will build a service center in an economically distressed community in California employing at least 300 people. Centene will invest $200 million over ten (10) years in construction costs of building the service center and creating new jobs;

•	The Companies will comply with a variety of additional undertakings designed to ensure continued compliance with the Knox-Keene Health Care Service Plan Act of 1975 (the “Act”) and the Act’s corresponding regulations.

The DMHC Undertakings will become effective on the closing date of the Merger and, except as to those provisions of the DMHC Undertakings that contain separate termination provisions, will remain in full force and effect for five years, ending on the fifth anniversary of the closing date of the Merger, unless terminated sooner by the Companies with the written consent of DMHC.

Press Release

On March 22, 2016, Centene and Health Net issued a joint press release announcing that DMHC had approved the Mergers. On March 23, 2016, Centene and Health Net issued a joint press release announcing that CDI had approved the Mergers. Copies of those press releases are attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Form 8-K may contain certain forward-looking statements with respect to the financial condition, results of operations and business of Centene, Health Net and the combined businesses of Centene and Health Net and certain plans and objectives of Centene and Health Net with respect thereto, including the expected benefits of the proposed merger. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period, including, but not limited to, as a result of conditions, terms, obligations or restrictions imposed by regulators in connection with their approval of, or consent to, the merger; the exertion of management’s time and Centene’s resources, and other out-of-pocket expenses incurred in connection with complying with the Undertakings; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions or political conditions; changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder; provider and state contract changes; the outcome of pending legal or regulatory proceedings; reduction in provider payments by governmental payors; the expiration or termination of Centene’s or Health Net’s Medicare or Medicaid managed care contracts with federal or state governments; tax matters; increased health care costs; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and risks and uncertainties discussed in the reports that Centene and Health Net have filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements reflect Centene’s and Health Net’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene and Health Net in light of their experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors they believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Centene’s and Health Net’s plans with respect to the proposed merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement. Neither Centene nor Health Net assumes any obligation to update the information contained in this announcement (whether as a result of new information, future events or otherwise), except as required by applicable law. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC on September 21, 2015, in connection with the merger. A further list and description of risks and uncertainties can be found in Centene’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in its reports on Form 10-Q and Form 8-K as well as in Health Net’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in its subsequent Form 8-K reports.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Stipulation and Undertakings with the California Department of Insurance

99.2	Undertakings with the California Department of Managed Health Care

99.3	Press Release issued by Centene Corporation and Health Net, Inc. on March 22, 2016

99.4	Press Release issued by Centene Corporation and Health Net, Inc. on March 23, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Dated: March 23, 2016	By:	/s/ Keith H. Williamson
		Name:	Keith H. Williamson
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Stipulation and Undertakings with the California Department of Insurance

99.2	Undertakings with the California Department of Managed Health Care

99.3	Press Release issued by Centene Corporation and Health Net, Inc. on March 22, 2016

99.4	Press Release issued by Centene Corporation and Health Net, Inc. on March 23, 2016